UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22475

Excelsior Private Markets Fund II (TI), LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Private Markets Fund II (TI), LLC

c/o Neuberger Berman Management, LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Excelsior Private Markets Fund II (TI), LLC

Financial Statements

(Unaudited)

For the six months ended September 30, 2015

Excelsior Private Markets Fund II (TI), LLC
For the six months ended September 30, 2015
Index	Page No.

Excelsior Private Markets Fund II (TI), LLC
Statement of Assets, Liabilities and Members’ Equity – Net Assets
September 30, 2015 (Unaudited)

Assets

Investment in the Company, at fair value	$39,313,097
Cash and cash equivalents	1,309,438
Prepaid insurance	27,987
Other assets	11

Total Assets	$40,650,533

Liabilities

Management fee payable	$73,063
Administration service fee payable	9,750
Audit fee payable	3,794
Custody fees payable	761
Other payables	2,405

Total Liabilities	89,773

Members’ Equity - Net Assets	$40,560,760

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$36,148,485
Members’ capital distributed	(6,024,748)
Accumulated net investment loss	(3,997,802)
Accumulated realized gain on investment in the Company	6,339,341
Accumulated net unrealized appreciation on investment in the Company	8,095,484

Total Members’ Equity - Net Assets	$40,560,760

Units of Membership Interests outstanding (unlimited units authorized)	41,704.78
Net Asset Value Per Unit	$972.57

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

1

Excelsior Private Markets Fund II (TI), LLC
Statement of Operations
For the six months ended September 30, 2015 (Unaudited)

Net Investment Loss Allocated from the Company:

Interest income	$44
Expenses	(369,389)

Total Net Investment Loss Allocated from the Company	(369,345)

Fund Income:
Other income	627
Interest income	23

Total Fund Income	650

Fund Expenses:

Management fee	145,474
Administration service fees	9,750
Insurance expense	9,252
Custody fees	4,596
Audit fees	3,964
Other fees	166

Total Fund Expenses	173,202

Net Investment Loss	(541,897)

Net Realized and Change in Unrealized Gain on Investment in the Company (Note 2)

Net realized gain on investment in the Company	1,370,256
Net change in unrealized appreciation on investment in the Company	428,513

Net Realized and Change in Unrealized Gain on Investment in the Company	1,798,769

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$1,256,872

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

2

Excelsior Private Markets Fund II (TI), LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2015 (Audited)

	Members’ Capital	MLAI	Total
Members’ committed capital	$59,645,000	$602,475	$60,247,475

Members’ capital at April 1, 2014	$26,007,370	$262,701	$26,270,071
Capital contributions	4,771,600	48,198	4,819,798
Net investment loss	(1,124,316)	(11,357)	(1,135,673)
Net realized gain on investment in the Company	2,474,344	24,993	2,499,337
Net change in unrealized appreciation on investment in the Company	2,010,251	20,306	2,030,557
Net change in incentive carried interest	(126,370)	126,370	-
Members’ capital at March 31, 2015	$34,012,879	$471,211	$34,484,090

For the six months ended September 30, 2015 (Unaudited)

	Members’ Capital	MLAI	Special Member	Total
Members’ committed capital	$60,247,475	$-	$-	$60,247,475

Members’ capital at April 1, 2015	$34,012,879	$471,211	$-	$34,484,090
Capital contributions	4,771,600	48,198	-	4,819,798
Net investment loss	(539,205)	(2,692)	-	(541,897)
Net realized gain on investment in the Company	1,364,646	5,610	-	1,370,256
Net change in unrealized appreciation on investment in the Company	412,588	15,925	-	428,513
Net change in incentive carried interest	(130,243)	-	130,243	-
Transfer in/(out)	538,252	(538,252)	-	-
Members’ capital at September 30, 2015	$40,430,517	$-	$130,243	$40,560,760

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an

integral part of these financial statements.

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Excelsior Private Markets Fund II (TI), LLC
Statement of Cash Flows
For the six months ended September 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$1,256,872
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Company	(3,313,611)
Change in fair value of investment in the Company	(1,429,424)
Changes in assets and liabilities related to operations
(Increase) decrease in insurance	(27,987)
(Increase) decrease in other assets	5,018
Increase (decrease) in management fee payable	500
Increase (decrease) in audit fee payable	(3,794)
Increase (decrease) in legal fees payable	(2,527)
Increase (decrease) in other payables	(2,360)

Net cash provided by (used in) operating activities	(3,517,313)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	4,819,798

Net cash provided by (used in) financing activities	4,819,798

Net change in cash and cash equivalents	1,302,485
Cash and cash equivalents at beginning of period	6,953

Cash and cash equivalents at end of period	$1,309,438

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an integral part of these financial statements.

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Excelsior Private Markets Fund II (TI), LLC
Financial Highlights

	For the six months ended September 30, 2015	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	Period from the Commencement of Operations (August 10, 2011) through March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$941.07	$844.73	$715.98	$966.62	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(13.19)	(32.29)	(40.70)	(15.51)	(135.15)
Net realized and change in unrealized gain on investment in the Company	44.69	128.63	169.45	67.56	101.77
Net increase/(decrease) in net assets resulting from operations	31.50	96.34	128.75	52.05	(33.38)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-	-	-	(302.69)	-
NET ASSET VALUE, END OF PERIOD	$972.57	$941.07	$844.73	$715.98	$966.62
TOTAL NET ASSET VALUE RETURN (1), (3), (4)	3.35%	11.40%	17.98%	4.55%	7.96%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$40,561	$34,484	$26,270	$18,441	$17,188
Ratios to average Members’ Equity - Net Assets: (6)
Expenses excluding incentive carried interest (5)	2.81%	3.70%	5.29%	4.00%	6.48%
Net change in incentive carried interest (5)	0.01%	0.42%	-	-	-
Expenses including incentive carried interest (5)	2.82%	4.12%	5.29%	4.00%	6.48%
Net investment loss excluding incentive carried interest (5)	(2.81%)	(3.70%)	(5.29%)	(4.00%)	(6.48%)

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest, including expenses (7)	11.88%	12.97%	13.79%	10.50%	26.87%
Internal Rate of Return after incentive carried interest, including expenses (7)	11.75%	12.81%	13.79%	10.50%	26.87%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2012, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $891.67, $720.58, $761.92, $799.62, $823.74, $844.73, $871.19, $891.07, $941.07, and 987.61.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TI Fund during the period and assumes distributions, if any, were reinvested. The TI Fund’s units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total investment returns is calculated for the TI Fund taken as a whole. Total investment return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the year ended March 31, 2013 and the period from the commencement of operations (August 10, 2011) through March 31, 2012 as it more appropriately reflects the return of the TI Fund taken as a whole. As a result, an individual Member’s return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	For the six months ended September 30, 2015, the expense ratio is annualized while the net change in incentive carried interest ratio is not annualized.
(6)	Ratios include expenses allocated from the Company.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before and after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the cash flows and net assets of MLAI. For the period ended March 31, 2012, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes and attached financial statements of Excelsior Private Markets Fund II (Master), LLC are an

integral part of these financial statements.

5

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

1. Organization

Excelsior Private Markets Fund II (TI), LLC (the “TI Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TI Fund was organized as a Delaware limited liability company on September 8, 2010. The TI Fund commenced operations on August 10, 2011. The duration of the TI Fund is ten years from the final subscription closing date (the “Final Closing”), which occurred on July 1, 2012, subject to two two-year extensions which may be approved by the Board of Managers of the TI Fund (the “Board” or the “Board of Managers”). Thereafter, the term of the TI Fund may be extended by majority interest of its Members as defined in the TI Fund’s limited liability company agreement (the “LLC Agreement”).

The TI Fund’s investment objective is to provide attractive long-term returns. The TI Fund pursues its investment objective by investing substantially all of its assets in Excelsior Private Markets Fund II (Master), LLC (the “Company”). The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts (the “Portfolio Funds”). Neither the Company, the TI Fund, nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company or the TI Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The financial statements of the Company, including the Company’s Schedule of Investments, are attached to this report and should be read in conjunction with the TI Fund’s financial statements. The percentage of the Company’s members’ contributed capital owned by the TI Fund at September 30, 2015 was approximately 40.18%.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Company and provided management services to the TI Fund. Its principal office was located at 100 Federal Street, Boston, MA 02110. BACA was controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments.

Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013. The personnel of MLAI who provide services to the Company were the same personnel who previously provided such services to the Company on behalf of BACA.

6

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Effective August 14, 2015, MLAI, a subsidiary of Bank of America, N.A., that served as the Company’s investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Advisory Agreement between MLAI and the Company terminated in accordance with its terms and as required under the Investment Company Act of 1940, as amended. Neuberger Berman Management LLC (“NBM” or “Investment Adviser”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. NBM and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers. An Investment Advisory Agreement between the Company and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company were approved by Members of the Company at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. The MLAI investment in the Company was transferred to a NB affiliate and the Incentive Carried Interest is allocated to the Special Member, an affiliate of the Investment Adviser.

The Board has overall responsibility to manage and supervise the operation of the TI Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the TI Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TI Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board engaged the Investment Adviser and Sub-Adviser to manage the day-to-day operations of the TI Fund.

2. Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting

The TI Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the TI Fund in the preparation of its financial statements.

The TI Fund is an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946: Financial services - Investment Company. Accordingly, the TI Fund recognized its investments on the Statement of Assets, Liabilities and Members’ Equity at their estimated fair value, with change in unrealized gains and losses resulting from changes in fair value recognized in the Statement of Operations. The Investment Adviser has evaluated this guidance and has determined that the TI Fund meets the criteria to be classified as an investment company.

7

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

B. Valuation of Investments

The TI Fund records its investment in the Company at fair value. The net asset value of the TI Fund is determined by the Sub-Adviser as of the last business day of each fiscal quarter after the Company has received reports from the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the valuation committee of the Board on the advice of the Sub-Adviser, as valuation agent, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Sub-Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board. The value of the TI Fund’s investment in the Company reflects the TI Fund’s proportionate interest in the total members’ contributed capital of the Company at September 30, 2015. Valuation of the investments held by the Company is discussed in Note 2 of the Company's financial statements, attached to these financial statements.

C. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At September 30, 2015, the TI Fund did not hold any cash equivalents. UMB Bank N.A. serves as the TI Fund's custodian.

D. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

E. Investment Gains and Losses

The TI Fund records its share of the Company’s investment income, expenses, and realized and unrealized gains and losses in proportion to the TI Fund’s aggregate commitment to the Company. The Company’s income and expense recognition policies are discussed in Note 2 of the Company’s financial statements, attached to these financial statements.

F. Income Taxes

The TI Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The TI Fund has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

8

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

The cost of the TI Fund’s investment in the Company for federal income tax purposes is based on amounts reported to the TI Fund on Schedule K-1 from the Company. Based on the amounts reported to the TI Fund on Schedule K-1 as of December 31, 2014, and after adjustment for purchases and sales between December 31, 2014 and September 30, 2015, the estimated cost of the TI Fund’s investment in the Company at September 30, 2015, for federal income tax purposes aggregated $27,026,648. The net and gross unrealized appreciation for federal income tax purposes on the TI Fund's investment in the Company was estimated to be $12,286,449.

The TI Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TI Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the TI Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in these financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the TI Fund’s tax positions for the open tax year and has concluded that no provision for taxes is required in the TI Fund’s financial statements for the six months ended September 30, 2015. The TI Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the six months ended September 30, 2015, the TI Fund did not incur any interest or penalties.

G. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the six months ended September 30, 2015, the TI Fund issued 5,061.28 units.

H. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. Distributions from the TI Fund are made in the following priority:

(a) First, to Members of the TI Fund (including the Investment Adviser) until they have received a 125% return of all drawn commitments; and

(b) Then, a 95% - 5% split between the Members (including the Investment Adviser) and the Investment Adviser, respectively. The Investment Adviser was not eligible to collect any of the Incentive Carried Interest (as defined below) that it may have earned until after the fourth anniversary of the Final Closing.

9

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

I. Restrictions on Transfers

Interests of the TI Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

J. Fund Expenses

The TI Fund bears its own expenses and, indirectly bears a pro rata portion of the Company’s expenses incurred in the course of business, not otherwise borne by the Investment Adviser, including, but not limited to, all Advisory Fees and incentive carried interest payable to the Investment Adviser; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance policy and a fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; expenses (including financing, due diligence, travel and other costs) related to the holding, monitoring, follow-on investments and disposition of the Portfolio Funds; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. The TI Fund will also indirectly bear through its investment in the Company, the management fees of the Portfolio Funds, as well as carried interest allocations in such Portfolio Funds; the expenses of the Portfolio Funds, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Funds and other ordinary and extraordinary expenses. These expenses, including incentive fees and allocations, allocated to the Company attributable to its investments in the Portfolio Funds are not broken out separately on the accompanying Statement of Operations of the TI Fund, and are not included in the expense ratios shown in the accompanying Financial Highlights of the TI Fund.  The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains and losses on investments on the accompanying Statement of Operations.

K. Incentive Carried Interest

Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Investment Adviser until 125% of all drawn capital commitments are returned to the Members (including the Investment Adviser). After a 125% return of all drawn commitments has been made, all future distributions will be split 95% to Members (including the Investment Adviser) pro rata in accordance with their respective capital contributions and 5% to the Investment Adviser. The Investment Adviser is not eligible to collect any of the Incentive Carried Interest that it may have earned until after July 1, 2016, the fourth anniversary of the Final Closing (the anticipated timeframe in which all, or substantially all, of the commitments that the TI Fund intends to invest will have been drawn). Incentive Carried Interest is accrued based on the net asset value of the TI Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Members’ Equity – Net Assets discloses the amount payable and paid to the Investment Adviser in the period in which it occurs. At September 30, 2015, the accrued and unpaid Incentive Carried Interest was $130,243.

10

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

3. Advisory Fee, Management Fee, Administration Fee and Related Party Transactions

The Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Investment Adviser provides certain management and administrative services to the TI Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration of the advisory and other services provided by the Investment Adviser, the Company pays the Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the “Underlying Commitments”) entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the six months ended September 30, 2015, the Company incurred Advisory Fees totaling $724,122, of which $290,945 was allocated to the TI Fund.

In consideration for the services provided under the Management Agreement, the TI Fund pays the Investment Adviser a management fee (the “Management Fee”) quarterly in arrears at the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the Underlying Commitments attributable to the TI Fund (based on the TI Fund’s commitments to the Company relative to those of the Feeder Funds invested in the Company) and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the six months ended September 30, 2015, the TI Fund incurred Management Fees totaling $145,474.

The Investment Adviser has voluntarily reduced its Advisory Fee and/or Management Fee to the extent necessary to ensure that the combined Advisory Fee and Management Fee paid does not exceed the amount that would have been paid using the annual rate of 1.5% of total commitments from Members, measured over the life of the TI Fund. Any such fee reduction will not, however, impact the Investment Adviser’s right to receive Incentive Carried Interest, if any.

Certain general and administrative expenses, such as occupancy and personnel costs, are borne by the Investment Adviser and are not reflected in these financial statements.

Pursuant to an Administrative and Accounting Services Agreement, the TI Fund retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the TI Fund. In consideration for these services, the TI Fund pays the Administrator a fixed fee of $4,875 per calendar quarter. For the six months ended September, 2015, the TI Fund incurred administration fees totaling $9,750.

11

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

The Board consists of five managers, each of whom is not an “interested person” of the TI Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). The Independent Managers are each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services. For the six months ended September 30, 2015, the Company incurred $91,956 in Independent Managers’ fees, of which $36,947 was allocated to the TI Fund.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of September 30, 2015, two Members had ownership of approximately 41.50% and 5.31% of the TI Fund’s total commitments and are deemed “affiliated members” (the “Affiliated Members”). The affiliation between the Affiliated Members and the TI Fund is based solely on the commitments made and percentage ownership.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Company invests and with companies in which the Portfolio Funds invest.

4. Capital Commitments from Members

At September 30, 2015, capital commitments from Members totaled $60,247,475. Capital contributions received by the TI Fund with regard to satisfying Member commitments totaled $36,148,486, which represents approximately 60% of committed capital at September 30, 2015. As of September 30, 2015, the TI Fund had distributed $6,024,748, of which $4,819,798 is recallable.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the TI Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined in Note 2.H.

12

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

6. Indemnifications

In the normal course of business, the TI Fund enters into contracts that provide general indemnifications. The TI Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TI Fund, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

7. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner, if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the TI Fund, through its investment in the Company, may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

13

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the TI Fund, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

8. Subsequent Events

The TI Fund has evaluated all events subsequent to the balance sheet date of September 30, 2015, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

14

Excelsior Private Markets Fund II (TI), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Proxy Voting and Form N-Q

A description of the TI Fund’s policies and procedures used to determine how to vote proxies relating to the TI Fund’s portfolio securities, as well as information regarding proxy votes cast by the TI Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TI Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TI Fund did not receive any proxy solicitations during the six months ended September 30, 2015.

The TI Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The TI Fund’s Forms NQ (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the TI Fund at 212-476-8800.

15

Excelsior Private Markets Fund II (master), LLC

Financial Statements

(Unaudited)

For the six months ended September 30, 2015

Excelsior Private Markets Fund II (Master), LLC

For the six months ended September 30, 2015

Excelsior Private Markets Fund II (Master), LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

September 30, 2015 (Unaudited)

Assets

Investments, at fair value (cost of $77,583,154)	$97,731,669
Cash and cash equivalents	822,962
Due from Portfolio Fund	69,493
Other assets	16

Total Assets	$98,624,140

Liabilities

Deferred contingent fee payable	$450,797
Advisory fee payable	363,685
Administration service fees payable	44,420
Independent Managers' fees payable	41,956
Audit fee payable	37,100
Legal fees payable	5,059
Custody fees payable	1,607

Total Liabilities	944,624

Members’ Equity - Net Assets	$97,679,516

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$68,675,940
Members’ capital distributed	(165,237)
Accumulated net investment loss	(6,757,431)
Accumulated net realized gain on investments	15,777,729
Accumulated net unrealized appreciation on investments	20,148,515

Total Members’ Equity - Net Assets	$97,679,516

Units of Membership Interests outstanding (unlimited units authorized)	57,769.22
Net Asset Value Per Unit	$1,690.86

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Schedule of Investments
September 30, 2015 (Unaudited)

Portfolio Funds (A),(B),(D),(E)	Acquisition Type	Acquisition Dates (C)	Geographic Region (F)	Fair Value

Buyout/Growth (53.50%)
Advent International GPE VII-B, L.P.	Primary	8/2012 - 7/2015	North America	$6,409,945
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	5,167,544
Apax VIII - B, L.P.	Primary	6/2013 - 9/2015	Europe	2,783,094
BC European Capital IX	Primary	3/2012 - 9/2015	Europe	1,733,922
CVC European Equity Partners II, L.P.	Secondary	3/2012	Europe	23,514
Doughty Hanson & Co III	Secondary	2/2012	Europe	770,048
FTV IV, L.P.	Primary	12/2012 - 9/2015	North America	5,780,008
Green Equity Investors VI, L.P.	Primary	11/2012 - 9/2015	North America	6,759,182
Grey Mountain Partners Fund III, L.P.	Primary	7/2013 - 7/2015	North America	3,055,962
HgCapital 7 C, L.P.	Primary	12/2013 - 9/2015	Europe	3,271,610
Industri Kapital 1997 Limited Partnership III	Secondary	2/2012 - 6/2012	Europe	20,306
Permira Europe I	Secondary	3/2012	Europe	59,573
Platinum Equity Capital Partners III, L.P.	Secondary	10/2013 - 8/2015	North America	2,708,988
Silver Lake Kraftwerk Fund, L.P.	Primary	12/2012 - 9/2015	North America	1,535,365
SPC Partners V, L.P.	Primary	7/2012 - 5/2015	North America	2,760,213
Thomas H. Lee Equity Fund VI, L.P.	Secondary	4/2012 - 2/2015	North America	5,610,964
Vision Capital Partners IV, L.P.	Secondary	2/2012	Europe	845,863
Vision Capital Partners VII L.P.	Secondary	7/2012 - 4/2015	Europe	2,962,804
				52,258,905
Special Situations (15.88%)
ArcLight Energy Partners Fund V, L.P.	Primary	12/2011 - 8/2015	North America	2,950,977
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	5/2014 - 9/2015	North America	4,739,261
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 9/2015	North America	3,247,508
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	4,450,150
Technology Venture Partners No. 3 Fund	Secondary	7/2012 - 2/2013	Oceania	124,561
				15,512,457
Venture Capital (30.67%)
Abingworth Bioventures II SICAV	Secondary	3/2012	Europe	3,623
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 9/2015	North America	1,670,896
Battery Ventures X, L.P.	Primary	6/2013 - 9/2015	North America	1,886,016
DFJ Growth 2013, L.P.	Primary	7/2013 - 9/2015	North America	5,754,478
Francisco Partners, L.P.	Secondary	4/2012	North America	822,042
Intersouth Partners V, L.P.	Secondary	3/2012	North America	126,158
InterWest Partners IX, L.P.	Secondary	12/2011 - 4/2015	North America	1,591,567
InterWest Partners VIII, L.P.	Secondary	12/2011	North America	563,685
InterWest Partners X, L.P.	Secondary	12/2011 - 4/2015	North America	1,472,697
JK&B Capital III, L.P.	Secondary	4/2012 - 7/2012	North America	130,986
Lightspeed China Partners I, L.P.	Primary	5/2012 - 6/2015	North America	4,586,847
Lightspeed Venture Partners IX, L.P.	Primary	3/2012 - 8/2015	North America	6,739,857
Polaris Venture Partners III, L.P.	Secondary	3/2012	North America	293,089
Sofinnova Capital III FCPR	Secondary	2/2012	Europe	8,708
Trinity Ventures XI, L.P.	Primary	4/2013 - 7/2015	North America	4,309,658
Tudor Ventures II, L.P.	Secondary	4/2012 - 12/2013	North America	-
				29,960,307

Total Investments in Portfolio Funds (cost $77,583,154) (100.05%)				97,731,669
Other Assets & Liabilities (Net) (-0.05%)				(52,153)
Members’ Equity - Net Assets (100.00%)				$97,679,516

(A)	Non-income producing securities, which are restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at September 30, 2015 aggregated $77,583,154. Total fair value of illiquid and restricted securities at September 30, 2015 was $97,731,669 or 100.05% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at September 30, 2015, for federal income tax purposes aggregated $71,161,314. The net unrealized appreciation for federal income tax purposes was estimated to be $26,570,355. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $27,395,894 and $825,539, respectively.
(E)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(F)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statement of Operations
For the six months ended September 30, 2015 (Unaudited)

Investment Income:

Interest income	$109

Total Investment Income	109

Operating Expenses:

Advisory fee	724,122
Independent Managers’ fees	91,956
Administration service fees	44,420
Audit fees	37,820
Legal fees	11,550
Custody fees	8,588
Other fees	902

Total Operating Expenses	919,358

Net Investment Loss	(919,249)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	3,410,375
Net change in unrealized appreciation on investments	1,066,510

Net Realized and Change in Unrealized Gain on Investments	4,476,885

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$3,557,636

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2015 (Audited)

	Members’ Capital	MLAI	Total
Members’ committed capital	$149,946,465	$1,000	$149,947,465

Members’ capital at April 1, 2014	$65,044,727	$434	$65,045,161
Capital contributions	11,545,878	77	11,545,955
Net investment loss	(1,922,307)	(12)	(1,922,319)
Net realized gain on investments	6,220,456	41	6,220,497
Net change in unrealized appreciation on investments	5,053,735	34	5,053,769
Members’ capital at March 31, 2015	$85,942,489	$574	$85,943,063

For the six months ended September 30, 2015 (Unaudited)

	Members’ Capital	MLAI	Total
Members’ committed capital	$149,947,465	$-	$149,947,465

Members’ capital at April 1, 2015	$85,942,489	$574	$85,943,063
Capital contributions	8,247,056	55	8,247,111
Capital distributions	(68,294)	-	(68,294)
Net investment loss	(919,246)	(3)	(919,249)
Net realized gain on investments	3,410,366	9	3,410,375
Net change in unrealized appreciation on investments	1,066,484	26	1,066,510
Transfer in/(out)	661	(661)	-
Members’ capital at September 30, 2015	$97,678,855	$-	$97,679,516

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statement of Cash Flows
For the six months ended September 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$3,557,636
Contributions to investments in Portfolio Funds	(15,698,050)
Proceeds received from investments	8,139,298
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(3,410,375)
Net change in unrealized appreciation on investments	(1,066,510)
Changes in assets and liabilities related to operations
(Increase) decrease in other assets	4
Increase (decrease) in deferred contingent fee payable	(148,781)
Increase (decrease) in advisory fee payable	2,491
Increase (decrease) in administrative service fees payable	4,537
Increase (decrease) in independent Managers' fees payable	41,956
Increase (decrease) in audit fee payable	(35,000)
Increase (decrease) in legal fees payable	(3,435)
Increase (decrease) in custody fees payable	78
Increase (decrease) in other payables	(379)

Net cash provided by (used in) operating activities	(8,616,530)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	8,247,111
Distributions to Members	(68,294)

Net cash provided by financing activities	8,178,817

Net change in cash and cash equivalents	(437,713)
Cash and cash equivalents at beginning of period	1,260,675

Cash and cash equivalents at end of period	$822,962

Noncash activities
Receipt of in-kind distributions of securities from
Portfolio Funds, at fair value on the date of distribution	$194,612

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Financial Highlights

	For the six months ended September 30, 2015	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	Period from the Commencement of Operations (August 10, 2011) through March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$1,630.46	$1,446.49	$1,203.29	$1,093.89	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(15.91)	(37.87)	(47.97)	(0.09)	(121.14)
Net realized and change in unrealized gain on investments	77.49	221.84	293.59	109.49	215.03
Net increase in net assets resulting from operations	61.58	183.97	245.62	109.40	93.89

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(1.18)	-	(2.42)	-	-
NET ASSET VALUE, END OF PERIOD	$1,690.86	$1,630.46	$1,446.49	$1,203.29	$1,093.89
TOTAL NET ASSET VALUE RETURN (1), (3), (4)	3.78%	12.72%	20.44%	12.79%	14.99%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$97,680	$85,943	$65,045	$43,825	$19,706
Ratios to average Members’ Equity - Net Assets: (5)
Expenses (6)	1.94%	2.53%	3.71%	4.49%	7.99%
Net investment loss (6)	(1.94)%	(2.53)%	(3.71)%	(4.49)%	(7.99)%
Portfolio Turnover Rate (7)	8.84%	21.48%	21.40%	17.49%	21.25%

INTERNAL RATES OF RETURN:
Internal Rate of Return, including expenses (8)	14.93%	16.59%	19.06%	17.60%	59.05%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2012, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $824.01, $1,037.36, $1,217.95, $1,203.29, $1,286.66, $1,356.02, $1,405.36, $1,446.49, $1,496.55, $1,535.18, $1,590.52 and $1,630.46.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the period and assumes distributions, if any, were reinvested. The Company’s units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total investment return and the ratios to average Members’ Equity - Net Assets is calculated for the Company taken as a whole. Total investment return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the year ended March 31, 2013 and the period from the commencement of operations (August 10, 2011) through March 31, 2012 as it more appropriately reflects the return of the Company taken as a whole. As a result, an individual Member’s return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Company’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	For the six months ended September 30, 2015, the ratios are annualized.
(7)	Proceeds received from investments are included in the portfolio turnover rate.
(8)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets at the end of the period (residual value) as of each measurement date, excluding the cash flows and net assets of MLAI. For the period ended March 31, 2012, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

1. Organization

Excelsior Private Markets Fund II (Master), LLC (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on September 8, 2010. The Company commenced operations on August 10, 2011. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on July 1, 2012, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by majority interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive long-term returns. The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts pursuing investment strategies in buyout/growth, venture capital, and special situations (distressed debt, mezzanine, natural resources, opportunistic, real estate, royalties, and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively the "Portfolio Funds"). Neither the Company nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Excelsior Private Markets Fund II (TI), LLC (the “TI Fund”) and Excelsior Private Markets Fund II (TE), LLC (the “TE Fund”), each a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company, and Excelsior Private Markets Fund II (Offshore), LDC, a Cayman Islands limited duration company (the “Offshore Fund,” and together with the TI Fund and the TE Fund, the “Feeder Funds”), pursue their investment objectives by investing substantially all of their assets in the Company.  The percentage of the Offshore Fund's shareholders’ capital owned by the TE Fund is 100%. The financial position and results of operations of the Offshore Fund have been consolidated within the TE Fund's consolidated financial statements. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Company. Its principal office was located at 100 Federal Street, Boston, MA 02110. BACA was controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the investment adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013. The personnel of MLAI who provide services to the Company were the same personnel who previously provided such services to the Company on behalf of BACA. MLAI made an investment in the Company in exchange for 0.37 units of the Company’s net assets.

Effective August 14, 2015, MLAI, a subsidiary of Bank of America, N.A., that served as the Company’s investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Advisory Agreement between MLAI and the Company terminated in accordance with its terms and as required under the Investment Company Act of 1940, as amended. Neuberger Berman Management LLC (“NBM” or “Investment Adviser”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. NBM and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers. An Investment Advisory Agreement between the Company and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company were approved by Members of the Company at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. The MLAI investment in the Company was transferred to a NB affiliate.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Investment Adviser and Sub-Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of September 30, 2015, the TI Fund’s and the TE Fund’s ownership of the Company’s Members’ contributed capital was 40.18% and 59.82%, respectively, with a NB affiliate’s (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being insignificant.

2. Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

The Company is an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946: Financial services - Investment Company. Accordingly, the Company recognized its investments on the Statement of Assets, Liabilities and Member’s Equity – Net Assets at their estimated fair value, with change in unrealized gains and losses resulting from changes in fair value recognized in the Statement of Operations. The Investment Adviser has evaluated this guidance and has determined that the Company meets the criteria to be classified as an investment company.

B. Valuation of Investments

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.  Generally, the value of each Portfolio Fund will be based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under FASB ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Sub-Adviser by the Portfolio Fund (or the manager thereof on behalf of the Portfolio Fund) in accordance with the valuation policies of the Portfolio Fund or its manager, as applicable.

Although the Sub-Adviser generally will value the Company’s investments in Portfolio Funds using the practical expedient as described above, there may be situations where the Sub-Adviser is either unable to utilize the practical expedient, for example because a Portfolio Fund does not report a quarter end value on a timely basis, or where the Sub-Adviser determines that the use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Portfolio Fund’s investment. In such circumstances, the Sub-Adviser will initiate a process to determine the fair value of the Company’s interest in such Portfolio Fund independently of the valuation provided by the Portfolio Fund, subject to review by the Board.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

In making and reviewing a valuation, the Sub-Adviser and the Board, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Sub-Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Sub-Adviser’s perceived risk of that investment.

All of the Company’s investments in the Portfolio Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of September 30, 2015.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$52,258,905	$52,258,905
Special Situations	-	-	15,512,457	15,512,457
Venture Capital	-	-	29,960,307	29,960,307
Totals	$-	$-	$97,731,669	$97,731,669

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the net asset value reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Sub-Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Sub-Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Sub-Adviser performs initial and ongoing investment monitoring and valuation assessments. The Sub-Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Sub-Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Sub-Adviser are reviewed by the Board on a quarterly basis.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Significant Unobservable Inputs

As of September 30, 2015, the Company had investments in Portfolio Funds valued at $97,731,669. The fair value of investments valued at $95,997,747 in the Company’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds. The fair value of the investment valued at $1,733,922 in the Company’s Schedule of Investments has been valued at the net asset value reported by the managers of the Portfolio Funds, adjusted as necessary to account for differences in the basis of accounting utilized by the Portfolio Funds and GAAP.

The following table includes a rollforward of the amounts as of September 30, 2015 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Buyout/Growth	Special Situations	Venture Capital	Total
Balance as of April 1, 2015	$47,836,768	$14,369,883	$23,558,874	$85,765,525
Net change in unrealized appreciation on investments	(1,190,798)	(614,926)	2,872,234	1,066,510
Net realized gain on investments	2,760,211	323,722	326,442	3,410,375
Contributions	8,509,812	3,425,297	3,762,941	15,698,050
Proceeds	(5,657,088)	(1,991,519)	(560,184)	(8,208,791)
Balance as of September 30, 2015	$52,258,905	$15,512,457	$29,960,307	$97,731,669

The net change in unrealized appreciation relating to Level 3 investments still held as of September 30, 2015 is $1,066,510.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the six months ended September 30, 2015.

All net realized and change in unrealized gains (losses) in the table above is reflected in the accompanying Statement of Operations under Net Realized and Change in Unrealized Gain on Investments.

Most investments in the Portfolio Funds are closed-end investment vehicles, which provide no liquidity or redemption option and are not readily marketable. Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Portfolio Funds as of September 30, 2015 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

C. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At September 30, 2015, the Company did not hold any cash equivalents. UMB Bank N.A. serves as the Company’s custodian.

D. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

E. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment loss based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Company entered into an agreement with a third party seller of underlying Portfolio Funds to purchase their interests in those Portfolio Funds.  Based on the agreement, the third party seller is due to receive a payment if those underlying Portfolio Funds outperform a specific hurdle rate, up to a maximum payment of $599,578.  As of September 30, 2015, the total deferred contingent fee payable was $450,797.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of the dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

F. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of September 30, 2015, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2014, and after adjustment for purchases and sales between December 31, 2014 and September 30, 2015, the estimated cost of the Portfolio Funds at September 30, 2015, for federal income tax purposes aggregated $71,161,314. The net unrealized appreciation for federal income tax purposes was estimated to be $26,570,355. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $27,395,894 and $825,539, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the Company’s tax positions for the open tax period and has concluded that no provision for taxes is required in the Company’s financial statements for the six months ended September 30, 2015. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the six months ended September 30, 2015, the Company did not incur any interest or penalties.

G. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. For the six months ended September 30, 2015, the Company issued 5,058.17 units.

H. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement.

I. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

J. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

K. Company Expenses

The Company bears certain expenses not otherwise borne by the Investment Adviser, including, but not limited to, all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Fund managers, all costs and expenses directly related to portfolio transactions and positions for the Company’s account such as direct and indirect expenses associated with the Company’s investments and prospective investments, including all costs and expenses incurred in connection with its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Company; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee payable to the Investment Adviser; fees and travel-related expenses of the Board who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Expenses, including incentive fees and allocations, of the Portfolio Funds are not broken out separately on the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights of the Company.  The income and expenses of the Portfolio Funds are, however, included in realized and unrealized gains on investments on the accompanying Statement of Operations.

L. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar using exchange rates on the date of the transaction.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although Members’ Equity - Net Assets of the Company is presented at the exchange rates and values prevailing at the end of the period, the Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Fee and Related Party Transactions

The Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Investment Adviser provides certain management and administrative services to the TI Fund and the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the “Underlying Commitments”) entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the six months ended September 30, 2015, the Company incurred Advisory Fees totaling $724,122.

The Investment Adviser has voluntarily reduced its Advisory Fee and/or Management Fee to the extent necessary to ensure that the combined Advisory Fee and Management Fee paid does not exceed the amount that would have been paid using the annual rate of 1.5% of total commitments from Members, measured over the life of the Company. Any such fee reduction will not, however, impact the Investment Adviser’s right to receive incentive carried interest, if any.

Certain general and administrative expenses, such as occupancy and personnel costs, are borne by the Investment Adviser and are not reflected in these financial statements.

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a variable fee between 0.01% and 0.02%, based on average quarterly net assets, subject to a minimum quarterly fee. For the six months ended September 30, 2015, the Company incurred administration fees totaling $44,420.

The Board consists of six managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). The Independent Managers are each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the six months ended September 30, 2015, the Company incurred $91,956 in Independent Managers’ fees.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

4. Capital Commitments from Members

At September 30, 2015, capital commitments from Members totaled $149,947,465. Capital contributions received by the Company with regard to satisfying Member commitments totaled $68,675,939, which represents 45.8% of committed capital at September 30, 2015.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

6. Capital Commitments of the Company to Portfolio Funds

As of September 30, 2015, the Company had total capital commitments of $144,293,649 to the Portfolio Funds with remaining unfunded commitments to the Portfolio Funds totaling $49,907,657 as listed below:

Portfolio Funds:	Unfunded Commitment
Buyout/Growth	$34,013,095
Special Situations	6,607,782
Venture Capital	9,286,780
Total	$49,907,657

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Company cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Company has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of Members’ Equity – Net Assets of the Company. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Advent International GPE VII-B, L.P. represents 6.56% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of Advent International GPE VII-B, L.P. is to provide risk capital for and make investments in, development stage and other small and medium sized businesses primarily in Europe and North America.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

Apax US VII, L.P. represents 5.29% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of Apax US VII, L.P. is to seek long-term capital growth through the provision of risk capital.

DFJ Growth 2013, L.P. represents 5.89% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of DFJ Growth 2013, L.P. is making venture capital investments, both domestically and globally.

FTV IV, L.P. represents 5.92% of Members’ Equity – Net Assets of the Company as of September 30, 2015.  The objective of FTV IV, L.P. is investing primarily in privately held companies that offer solutions to the global financial services industry focusing on business services and software.

Green Equity Investors VI, L.P. represents 6.92% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of Green Equity Investors VI, L.P. is long-term equity appreciation, principally through equity and equity-related investments in established businesses acquired in management buyouts or other transactions generally on a leveraged basis.

Lightspeed Venture Partners IX, L.P. represents 6.90% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of Lightspeed Venture Partners IX, L.P. is realizing capital appreciation through investments in securities issued primarily in start-ups, early-stage, development and expansion-stage companies engaged, or to be engaged, in business in the technology area.

Thomas H. Lee Equity Fund VI, L.P. represents 5.74% of Members’ Equity – Net Assets of the Company as of September 30, 2015. The objective of Thomas H. Lee Equity Fund VI, L.P. is to make equity investments in friendly management-led acquisitions and recapitalizations.

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner, if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Company may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
September 30, 2015 (Unaudited)

10. Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of September 30, 2015, through the date these financial statements were available to be issued and has determined that the following subsequent events require disclosure.

On October 10, 2015 the Company called 1.0% of capital commitments.

Excelsior Private Markets Fund II (Master), LLC
Supplemental Information
September 30, 2015 (Unaudited)

Proxy Voting and Form N-Q

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the six months ended September 30, 2015.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms NQ (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company at 212-476-8800.

Advisory Agreement Approval

The Board of Managers (the "Board") of Excelsior Private Markets Fund II (Master), LLC (the "Company") considered the approval of the Investment Advisory Agreement (the "Investment Advisory Agreement") between the Company and Merrill Lynch Alternative Investments LLC ("MLAI") at a meeting held on June 26, 2015. As part of its consideration, the Board also considered the approval of the management agreements between each of Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC. The Board is comprised solely of persons who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company or MLAI (the "Independent Managers"). The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of MLAI.

Excelsior Private Markets Fund II (Master), LLC
Supplemental Information
September 30, 2015 (Unaudited)

The Board considered that it recently approved a new investment advisory agreement between the Company and Neuberger Berman Management LLC ("Neuberger Berman"), in connection with the proposed transfer of investment advisory responsibilities of the Company from MLAI to Neuberger Berman Management LLC (the "Transaction"). The Board noted that the new investment advisory agreement with Neuberger Berman would only come into effect upon the (i) closing of the Transaction and (ii) approval by a majority of the Company's outstanding voting securities. Because such closing of the Transaction and approval by a majority of the Company's outstanding voting securities was not anticipated to occur until mid-August, the Board considered the approval of the continuance of the Investment Advisory Agreement in order to cover the period of time until the new investment advisory agreement with Neuberger Berman was effective. In determining whether to approve the continuance of the Investment Advisory Agreement, the Board considered all information it deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed materials furnished by MLAI, including information regarding MLAI, its affiliates, personnel, operations and financial condition. Independent legal counsel reviewed with the Board its duties and responsibilities under state and common law and under the 1940 Act, with respect to the approval of the Investment Advisory Agreement.

Independent legal counsel reviewed with the Board the Securities and Exchange Commission regulation requiring disclosure in shareholder reports of certain material factors and conclusions of the fund boards in approving and renewing advisory contracts. Independent legal counsel discussed with the Board the responsibilities of the Board in connection with the annual review of the Investment Advisory Agreement and described the standards and factors applicable to the approval and annual renewal of advisory contracts. Independent legal counsel also reviewed the U.S. Supreme Court decision in Jones v. Harris Associates, L.P. ("Jones"). Independent legal counsel also reviewed the factors that should be considered by the Board in connection with their review of the Investment Advisory Agreement, including: (i) the nature, extent and quality of services provided by MLAI; (ii) the investment performance of the Company and MLAI; (iii) the costs of services provided and profits realized by MLAI from its relationship with the Company; (iv) the extent to which economies of scale are realized as the Company grows; and (v) whether fee levels reflect any such economies of scale for the benefit of investors. Independent legal counsel noted that the Board could attribute different weights to different factors as they may consider appropriate. It was added that, consistent with the Supreme Court's decision in Jones, the Board should be cautious of inapt comparisons between the fee structure of the Company to those of other funds advised by MLAI or its affiliates, as well as between the fee structure of the Company and fees charged by funds not managed by MLAI or its affiliates with similar investment programs. As to the former, independent legal counsel explained that the Supreme Court stated that the 1940 Act does not necessarily ensure fee parity between clients and that there may be legitimate differences in fees as a result of differences in the types of services provided. With respect to the latter, counsel noted that the Supreme Court observed that such comparisons can be problematic because fees charged by other advisers may not be the product of arm's length negotiations. Nevertheless, independent legal counsel observed that such comparisons, when considered with the totality of information provided, may add helpful context to the Board's assessment of the reasonableness of the fees.

Independent legal counsel explained that one of the key responsibilities assigned to the Board is the obligation to exercise a "duty of care" in selecting and supervising MLAI. Independent legal counsel said the 1940 Act assigns to the Board and, in particular, to the Independent Managers, special duties in order to mitigate any conflicts of interest that may arise in connection with the management of the Company, including the duty to review and approve the investment advisory arrangements. Independent legal counsel noted that the Board must exercise reasonable business judgment and must act solely in the best interests of the Company, and that these responsibilities are particularly important when reviewing compensation or fees paid by the Company to MLAI and its affiliates, including management fees.

Excelsior Private Markets Fund II (Master), LLC
Supplemental Information
September 30, 2015 (Unaudited)

The Board discussed and reviewed the nature, extent and quality of services that MLAI provides to the Company. It also discussed the structure and capabilities of MLAI, including technology and operational support, which support the services provided to the Company. The Board agreed that the Company benefits from these services, and assessed the nature, scope and quality of services provided to the Company by MLAI as indicated by the materials and information provided to the Board. In doing so, the Board considered MLAI's extensive administrative and compliance infrastructure. Representatives of MLAI confirmed to the Board that MLAI has adequate resources to deliver all required services to the Company.

The Board also discussed and reviewed the experience and qualifications of key personnel of MLAI and reviewed biographical information regarding such personnel. The Board also considered the financial information and other information provided to it regarding MLAI and Bank of America. After these discussions, the Board noted their overall satisfaction with the nature, quality and extent of services provided by MLAI and concluded that the Company was receiving all services required from MLAI under the Investment Advisory Agreement, and that the quality of these services was satisfactory.

The Board considered information relating to the quality of services provided by MLAI, including performance information about the Company. The Board reviewed the performance of the Company relative to that of comparable registered funds and concluded that the performance of the Company compared favorably with the funds of its type, noting that there were relatively few registered funds with similar investment programs.

The Board then reviewed information provided to it comparing the fees and expenses of the Company to those of other similar registered funds. A discussion ensued regarding the fees charged and services provided under the Investment Advisory Agreement. The Board determined that the fees and expense ratios of the Company are within the range of the fees and expense ratios of similar funds, but considered the admonition in Jones about relying too heavily on fee comparisons. The Board also noted that it had given additional consideration to the Company's fee structure when considering the approval of the new investment advisory agreement with Neuberger Berman as part of the proposed Transaction.

The Board reviewed the costs of providing services and the profits realized by MLAI and its affiliates, resulting from their relationship with the Company for the past fiscal year (the "Profitability Analysis"). The Board reviewed and discussed the information contained in the Profitability Analysis, including the nature and amount of expenses allocated to the Company and profits realized by MLAI. It was noted by representatives of MLAI that MLAI had not received any significant indirect benefits from its relationship with the Company. After reviewing the information contained in the Profitability Analysis, and other information discussed at the meeting, the Board determined that the profitability relating to the Company was not so disproportionately large that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Company and MLAI's service levels, the current profitability of MLAI resulting from its relationships with the Company was not excessive.

Excelsior Private Markets Fund II (Master), LLC
Supplemental Information
September 30, 2015 (Unaudited)

The Board also reviewed economies of scale with respect to the Company. The Board considered the fact that economies of scale are realized when a fund's assets increase significantly. The Board accepted management's assertion that during the past year the Company had not experienced significant growth nor reached such level of net assets for MLAI to realize new economies of scale that could be shared with members of the Company.

The Board also continued its review in an executive session in which independent legal counsel was present. Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Company and its members for MLAI to continue to serve as the investment adviser and to approve the continuance of the Investment Advisory Agreement.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of September 30, 2015:

NB Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments. The eight-member Investment Committee has 250 years of combined professional experience. We believe the Investment Committee is distinctive within the private equity industry for its composition of individuals with diverse backgrounds in not only portfolio and fund of funds management, but also as partners of large-cap buyout funds and mid-cap buyout funds and as chief executive officers of private equity backed portfolio companies. The insights of such a diverse group add substantial value to our diligence process. The Investment Committee operates on a majority vote basis, assuring that every investment gets a full and impartial analysis by the Investment Committee. The Investment Committee is supported by an investment team of principals, senior vice presidents, vice presidents, associates, and analysts who execute our rigorous due diligence process.

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of September 30, 2015:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of September 30, 2015, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	28	$7,885,200,000	33	$9,472,000,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	12	$1,848,500,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	12	$1,848,500,000	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of September 30, 2015:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Fund Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Fund Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of September 30, 2015, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Excelsior Private Markets Fund II (TI), LLC

By (Signature and Title)      /s/ Robert Conti

Robert Conti, Chief Executive Officer and President

Date December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert Conti

Robert Conti, Chief Executive Officer and President

Date December 7, 2015

By (Signature and Title)      /s/ John M. McGovern

John M. McGovern, Treasure and Principal Financial and Accounting Officer

Date December 7, 2015